Exhibit 99.1

CONTACTS:
Dominic Paschel
SuccessFactors, Inc.
Investor Relations
650-645-4474
dpaschel@successfactors.com
Jesse Odell
LaunchSquad
Public Relations
415-625-8555
successfactors@launchsquad.com

              SuccessFactors Announces Record First Quarter Fiscal 2008 Results
Signs New Customer for 300,000 Initial Users – World’s Largest On-Demand Deployment
•	Record revenue of $23.5 million, increase of 89% year-over-year from $12.4 million and 22% sequentially

•	Non-GAAP gross margin improves sequentially from 53% to 61%

•	Non-GAAP operating margin improves sequentially by 32%

•	Cash flow used in operating activities improves by 67% to ($4.0) million compared to ($12.3) million in Q407

•	New customers rose by approximately 200, bringing total customers to 1,950, up 94% year-over-year

•	Raises full year fiscal 2008 guidance
SAN MATEO, Calif. — May 8, 2008 — SuccessFactors, Inc. (NASDAQ: SFSF), the global leader in on-demand performance and talent management solutions, today announced results for its first fiscal quarter of 2008 which ended March 31, 2008.
“Our strategy is working better than planned as the whole company executed with excellence, driving organic revenue growth of 89% year-over-year, and 22% sequentially, while improving our cash flow used in operations by 67% sequentially,” said Lars Dalgaard, Chief Executive Officer, SuccessFactors. “We used $8.3 million less cash in operations during the first quarter of fiscal 2008 versus Q407, with market-leading pure organic growth, demonstrating the power of our model and the discipline of our team – setting SuccessFactors up for a very promising 2008. Even in a weak economy, customers have a large appetite for products that increase revenues and decrease costs. We do both with a passion for revolutionizing the way the world works.”
SuccessFactors’ results for the first quarter of fiscal year 2008 were as follows:
•	Q1 FY08 Revenue: Revenue was $23.5 million, compared to $12.4 million for the same period last year, an increase of 89%, and an increase of 22% sequentially from Q407.
•	Q1 FY08 Customers: Added approximately 200 new customers during the quarter. The company had approximately 1,950 customers as of March 31, 2008, an increase of 94% from 1,003 customers as of March 31, 2007, and an increase of 11% from 1,750 customers as of December 31, 2007.

•	Q1 FY08 Margins: Non-GAAP gross margin improved to 61% for the quarter ended March 31, 2008, up from 53% for the quarter ended December 31, 2007. Non-GAAP operating margin improved by 32% to (77%) for the quarter ended March 31, 2008 compared to (109%) for the quarter ended December 31, 2007.
•	Q1 FY08 Expenses: Total non-GAAP operating expenses were held to 3% sequential growth from the fourth quarter of 2007, versus growth of 107% over fiscal 2007. During the quarter ended March 31, 2008, non-GAAP sales and marketing expenses were held to 1% sequential growth from the fourth quarter of 2007, versus 115% over fiscal 2007. Non-GAAP general and administrative expenses were held to 18% sequential growth from the fourth quarter of 2007, versus 149% growth over fiscal 2007. Non-GAAP research and development expenses declined 2% sequentially from the fourth quarter of 2007, versus 54% growth over fiscal 2007. For the quarter ended March 31, 2008, the non-GAAP total operating expenses exclude approximately $1.6 million in stock-based compensation expense.
•	Q1 FY08 Cash Flows Used in Operations: For the quarter ended March 31, 2008, the company used $4.0 million of cash in operating activities, down from the $12.3 million used in the quarter ended December 31, 2007. Total cash, cash equivalents and marketable securities at March 31, 2008 were $86.4 million.
•	Q1 FY08 Net Loss per Share: On a GAAP basis, for the quarter ended March 31, 2008, the net loss per common share, basic and diluted, was $0.37. The GAAP loss improved by $0.74 sequentially from Q407, and by $4.03 from the prior year’s Q107. The non-GAAP net loss per common share, basic and diluted, was $0.34, which excludes approximately $1.8 million in stock-based compensation expense. The non-GAAP loss improved by $0.15 sequentially from Q407. GAAP and non-GAAP net loss per common share calculations are based on 51.7 million weighted average shares outstanding during the quarter.
•	Q1 FY08 Total Deferred Revenue: Total deferred revenue as of March 31, 2008 was $112.8 million, an increase of 99% compared to March 31, 2007 and 12% compared to December 31, 2007.
     Additional First Quarter Fiscal 2008 Highlights:
•	Added many small business customers including BMC Healthnet Plan, InterContinental Exchange, Coremetrics, Nature’s Path Organic Foods, Magellan Navigation, Dewey Homes, Suburban Sports Group, Greylock Partners, SolarCity, Jessco Homes, Washington Convention and Tourism, and 23andMe.

•	Continued to gain traction in the mid-market adding Rainmaker Systems, Kao Brands Company, Mentor Corp, Webb Wheel Products, Inc., 1st Source Corporation, New Jersey Resources Service Corporation, Berkshire Property Advisors, DHG, Webb Wheel Products, Cole Haan, and Athenahealth.
•	Executed on its C-level strategy approach adding enterprise customers Briggs & Stratton, Gannett, Murphy Oil, The Vail Corporation, SAS Institute, Wheeling-Pittsburgh Steel Corporation, R.J. Reynolds, Scholastic Corporation, El Paso Corporation, and Fidelity Investment Management Limited.
•	Announces the world’s largest software-as-a-service deployment of 300,000 users initially at one of the world’s largest private employers and one of Fortune’s 2008 Global 500 largest public corporations by revenue.
•	Adds Wall Street firm Morgan Stanley with 50,000 users, replacing its homegrown system.
•	Announces SuccessFactors Global Users Conference, June 2-5 in San Francisco. Event will feature 40 customer and 10 product-focused presentations and visionary keynotes including Dr. Robert Sutton, Professor of Management Science & Engineering at Stanford University and the author of The No Asshole Rule, Peter Capelli, professor of management at The University of Pennsylvania Wharton School and director of the Wharton School Center for Human Resources, and Godfrey Sullivan, former president and CEO of Hyperion Solutions.

Guidance:

SuccessFactors is initiating guidance for its second quarter and is raising its full fiscal year 2008 guidance.
•	Q2 FY08: Revenue for the company’s second fiscal quarter is projected to be in the range of approximately $24 million to $25 million. Non-GAAP net loss per common share, basic and diluted, is expected to be in the range of approximately ($0.39) to ($0.41). Non-GAAP net loss per common share estimates exclude the effects of estimated stock-based compensation expense and assume an average weighted share count of approximately 52 million shares.
•	Full Year FY08: The company is raising guidance for full year revenue for fiscal 2008 from approximately $101 million to $103 million, to approximately $104 million to $106 million. The company now expects the non-GAAP net loss per common share for fiscal 2008 to be in the range of ($1.55) to ($1.59); previous guidance had been in the range of ($1.63) to ($1.67). Non-GAAP net loss per common share estimates exclude the effects of estimated stock-based compensation expense and assume an average weighted share count of approximately 53 million shares.

Conference Call
SuccessFactors will host a conference call to discuss its first quarter fiscal 2008 results today at 2:00 p.m. Pacific Daylight Time. A live audio webcast of the conference call, together with detailed financial information, can be accessed through the company’s Investor Relations website at http://www.successfactors.com/investor. In addition, an archive of the webcast can be accessed through the same link until May 16, 2008. Participants who choose to call into the conference call can do so by dialing domestically at 866-923-9739 and internationally at 706-634-0915. A domestic replay will be available at 800-642-1687 or 706-645-9291 internationally, passcode 43866893, until May 16, 2008.
Use of Non-GAAP Financial Information
SuccessFactors provides quarterly and annual financial statements that are prepared in accordance with generally accepted accounting principles (GAAP). To help understand SuccessFactors’ past financial performance and future results, SuccessFactors has supplemented its financial results that it provides in accordance with GAAP, with non-GAAP financial measures. The method SuccessFactors uses to produce non-GAAP financial results is not computed according to GAAP and may differ from the methods used by other companies.  The non-GAAP measures used by SuccessFactors exclude the impact of stock-based compensation expense recorded under SFAS 123(R).  SuccessFactors’ reference to these non-GAAP financial results should be considered in addition to results that are prepared under current accounting standards but should not be considered as a substitute for, or superior to, the financial results that are presented as consistent with GAAP. SuccessFactors’ management uses the supplemental non-GAAP financial measures internally to understand, manage and evaluate SuccessFactors’ business and make operating decisions. These non-GAAP financial measures are among the factors SuccessFactors’ management uses in planning for and forecasting future periods. Reconciliation to the nearest GAAP financial measures of the non-GAAP financial measures is included in this press release.
About SuccessFactors, Inc.
SuccessFactors is the leading provider of on-demand employee performance and talent management solutions that enable organizations of every size, across every industry and geography, to achieve high-performing workforces by enabling goal alignment and execution, talent development and planning, and pay-for-performance initiatives. SuccessFactors currently has more than 1,950 customers across more than 60 industries, with more than 3 million end users in over 156 countries using the application in 22 languages. Founded in 2001 with offices around the world, the company employs more than 700 people, all passionately focused on revolutionizing the future of work. For more information, visit: http://www.successfactors.com.
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“Safe harbor” statement under the Private Securities Litigation Reform Act of 1995:
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are SuccessFactors’ current expectations and beliefs.
These forward-looking statements include statements about expected revenue and non-GAAP loss per share for the second fiscal quarter of 2008, the full fiscal year 2008, related items, future cash flow from operations and demand for our products. Factors that could cause actual results to differ materially include: our ability to continue to experience high customer renewal rates; whether customers renew their agreements for additional modules or users; levels of new customers; pricing pressures; the fact that our market is at an early stage of development, and it may not develop as rapidly as we anticipate; competitive factors; outages or security breaches; our ability to develop, and market acceptance of, new services; our ability to manage our growth; our ability to improve our internal controls; our ability to successfully expand our sales force and its effectiveness; our ability to continue to manage expenses; the impact of unforeseen expenses; and general economic conditions. If any such risks or uncertainties materialize or if any of the assumptions proves incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make.
Further information on these and other factors that could affect our financial results is included in the section entitled “Risk Factors” in our Annual Report on Form 10-K for 2007 and in the reports on Form 10-Q and in other filings we make with the Securities and Exchange Commission from time to time.
These documents are or will be available on the SEC Filings section of the Investor Relations section of our website at www.successfactors.com/investor.
SuccessFactors, Inc. assumes no obligation and does not intend to update these forward-looking statements, except as required by law.
“SuccessFactors” is a trademark of SuccessFactors, Inc., San Mateo, California. Other names used may be trademarks of their respective owners.

SuccessFactors, Inc.
Condensed Consolidated Balance Sheets
(in thousands)

	As of March 31,	As of December 31,
	2008	2007
	(unaudited)	(1)
Assets:
Current assets:
Cash and cash equivalents	$68,871	$82,274
Marketable securities	17,561	8,513
Accounts receivable, net of allowance for doubtful accounts	30,622	42,072
Deferred commissions	4,792	4,199
Prepaid expenses and other current assets	4,113	2,347

Total current assets	125,959	139,405
Restricted cash	925	964
Property and equipment, net	5,897	6,532
Deferred commissions, net of current portion	6,364	7,343
Other assets	273	300

Total assets	$139,418	$154,544

Liabilities and stockholders’ equity:
Current liabilities:
Accounts payable	$993	$3,595
Accrued expenses and other current liabilities	8,066	7,016
Accrued employee compensation	10,316	18,265
Deferred revenue	92,688	84,624
Current portion of capital lease obligations	25	34

Total current liabilities	112,088	113,534
Capital lease obligations, net of current portion	47	56
Deferred revenue, net of current portion	20,088	16,386
Other long-term liabilities	4,021	4,625

Total liabilities	136,244	134,601

Stockholders’ equity:
Common stock	52	51
Additional paid-in capital	163,608	161,150
Accumulated other comprehensive income	125	55
Accumulated deficit	(160,611)	(141,313)

Total stockholders’ equity	3,174	19,943

Total liabilities and stockholders’ equity	$139,418	$154,544

(1)	The condensed consolidated balance sheet as of December 31, 2007 has been derived from audited financial statements.

SuccessFactors, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)

	Three months ended
	March 31,
	2008	2007
	(unaudited)	(unaudited)
Revenue	$23,461	$12,391
Cost of revenue (1)	9,336	5,051

Gross profit	14,125	7,340

Operating expenses: (1)
Sales and marketing	21,609	13,622
Research and development	5,209	3,557
General and administrative	7,092	2,651

Total operating expenses	33,910	19,830

Loss from operations	(19,785)	(12,490)

Interest income	825	280
Interest expense	(146)	(434)
Other (expense) income	(39)	53

Loss before provision for income taxes	(19,145)	(12,591)

Provision for income taxes	(153)	(28)

Net loss	$(19,298)	$(12,619)

Net loss per common share, basic and diluted	$(0.37)	$(4.40)

Shares used in computing net loss per common share, basic and diluted	51,650	2,869

(1)	Amounts include stock-based compensation expenses in accordance with SFAS123(R) as follows:

	Three months ended
	March 31,
	2008	2007
	(unaudited)	(unaudited)
Cost of revenue	$182	$53
Sales and marketing	785	214
Research and development	215	46
General and administrative	571	137

SuccessFactors, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)

	Three Months Ended
	March 31,
	2008	2007
	(unaudited)	(unaudited)
Cash flow from operating activities:
Net loss	$(19,298)	$(12,619)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	723	333
Amortization of deferred commissions	1,593	734
Stock-based compensation expense	1,753	450
Unrealized gain on marketable securities	(22)	—
Amortization of debt issuance costs	—	98
Adjustment to fair value of convertible preferred stock warrants	—	(53)
Changes in assets and liabilities:
Accounts receivable	11,450	2,394
Deferred commissions	(1,207)	(977)
Prepaid expenses and other current assets	(1,766)	(415)
Other assets	27	(8)
Accounts payable	(2,406)	1,100
Accrued expenses and other current liabilities	1,384	390
Accrued employee compensation	(7,949)	(3,317)
Other liabilities	(64)	235
Deferred revenue	11,766	4,452

Net cash used in operating activities	(4,016)	(7,203)

Cash flow from investing activities:
Restricted cash	39	(48)
Capital expenditures	(88)	(1,519)
Purchases of available-for-sale securities	(11,011)	(2,205)
Maturity of available-for-sale securities	2,000	125

Net cash used in investing activities	(9,060)	(3,647)

Cash flow from financing activities:
Proceeds from exercise of stock options	166	65
Proceeds from initial public offering, net of offering costs	(545)	—
Principal payments on capital lease obligations	(18)	(19)

Net cash (used in) provided by financing activities	(397)	46

Effect of exchange rate changes on cash and cash equivalents	70	2

Net decrease in cash and cash equivalents	(13,403)	(10,802)
Cash and cash equivalents at beginning of period	82,274	26,172

Cash and cash equivalents at end of period	$68,871	$15,370

SuccessFactors, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(in thousands, except per share data)

	Three months ended
	March 31,
	2008	2007
	(unaudited)	(unaudited)
Net loss and net loss per share reconciliations:
GAAP net loss	$(19,298)	$(12,619)
(a) Stock-based compensation as measured under SFAS123R	1,753	450

Non-GAAP net loss excluding stock-based compensation expense	$(17,545)	$(12,169)

GAAP net loss per common share — basic and diluted	$(0.37)	$(4.40)

Non-GAAP net loss per common share (excluding stock-based compensation expense) — basic and diluted	$(0.34)	$(0.34)

GAAP shares used in computing net loss per common share, basic and diluted	51,650	2,869

Non-GAAP shares used in computing net loss per common share — basic and diluted	51,650	35,415

Total spend reconciliation:
GAAP total cost of revenue and operating expenses	$43,246	$24,881
(a) Stock-based compensation as measured under SFAS123R	1,753	450

Non-GAAP total cost of revenue and operating expenses (total spend)	$41,493	$24,431

Gross profit and gross margin reconciliation:
GAAP gross profit	$14,125	$7,340
(b) Stock-based compensation in cost of revenue as measured under SFAS123R	182	53

Non-GAAP gross profit	$14,307	$7,393

GAAP gross margin percentage	60%	59%

Non-GAAP gross margin percentage	61%	60%

Cost of revenue reconciliation:
GAAP cost of revenue	$9,336	$5,051
(b) Stock-based compensation in cost of revenue as measured under SFAS123R	182	53

Non-GAAP cost of revenue	$9,154	$4,998

Total operating expenses reconciliation:
GAAP operating expenses	$33,910	$19,830
(c) Stock-based compensation in operating expenses as measured under SFAS123R	1,571	397

Non-GAAP operating expenses	$32,339	$19,433

Total sales and marketing reconciliation:
GAAP sales and marketing	$21,609	$13,622
(d) Stock-based compensation in sales and marketing as measured under SFAS123R	785	214

Non-GAAP sales and marketing	$20,824	$13,408

Total research and development reconciliation:
GAAP research and development	$5,209	$3,557
(e) Stock-based compensation in research and development as measured under SFAS123R	215	46

Non-GAAP research and development	$4,994	$3,511

Total general and administrative reconciliation:
GAAP general and administrative expenses	$7,092	$2,651
(f) Stock-based compensation in general and administrative as measured under SFAS123R	571	137

Non-GAAP general and administrative	$6,521	$2,514

Operating margin reconciliation:
GAAP loss from operations	$(19,785)	$(12,490)
(b) Stock-based compensation in cost of revenue as measured under SFAS123R	182	53
(d) Stock-based compensation in sales and marketing as measured under SFAS123R	785	214
(e) Stock-based compensation in research and development as measured under SFAS123R	215	46
(f) Stock-based compensation in general and administrative as measured under SFAS123R	571	137

Non-GAAP loss from operations less SFAS123R	$(18,032)	$(12,040)

Revenue	23,461	12,391

Non-GAAP operating margin percentage	(77%)	(97%)